                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 17, 2001


                             COLORADO MEDTECH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          COLORADO                    000-12471                84-0731006
----------------------------      ----------------         -------------------
(State or other jurisdiction      (Commission File           I.R.S. Employer
     of incorporation)                 Number)             Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

Colorado MEDtech, Inc. issued a press release regarding an update on its Food and Drug Administration (FDA) regulatory status. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)  Exhibits.

         No.      Description
         ---      -----------
         99.1     Press release dated September 17, 2001







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 17th day of September, 2001.


                                      COLORADO MEDTECH, INC.


                                      By: /s/ Stephen K. Onody
                                         ---------------------------------------
                                          Stephen K. Onody
                                          President and CEO




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                                 EXHIBIT INDEX


         No.      Description
         ---      -----------
         99.1     Press release dated September 17, 2001